UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2018

REGENCY CENTERS CORPORATION

REGENCY CENTERS, L.P.

(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation) Delaware (Regency Centers, L.P.)	001-12298 (Regency Centers Corporation) 0-24763 (Regency Centers, L.P.)	59-3191743 (Regency Centers Corporation) 59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida	33202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act.     ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Revolving Credit Facility

On March 23, 2018, Regency Centers, L.P. (“RCLP”), as borrower, and Regency Centers Corporation (“Regency”), as guarantor, entered into a Fourth Amended and Restated Credit Agreement dated as of March 23, 2018 (the “Credit Agreement”) with the financial institutions party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent. The Credit Agreement provides for an unsecured revolving credit facility in the amount of $1.25 billion for a term of four years (plus two six-month extension options), and includes an accordion feature which permits the borrower to request increases in the size of the revolving loan facility by up to an additional $1.25 billion. The interest rate on the revolving credit facility is equal to LIBOR plus a margin that is determined based on the borrower’s long-term unsecured debt ratings. At the time of the closing, the effective interest rate was LIBOR plus 87.5 basis points.

Wells Fargo Securities, LLC, and PNC Capital Markets LLC were Joint Book Managers. Wells Fargo Bank, National Association, is Administrative Agent. PNC Bank, National Association, was Syndication Agent. Each of Wells Fargo Securities, LLC, PNC Capital Markets LLC, SunTrust Robinson Humphrey, Inc., U.S. Bank National Association, and Regions Capital Markets, a division of Regions Bank, was a Joint Lead Arranger. Each of U.S. Bank National Association, SunTrust Bank, and Regions Bank was a Documentation Agent.

The Credit Agreement includes financial covenants relating to (i) ratio of indebtedness to total asset value, (ii) ratio of unsecured indebtedness to unencumbered asset value, (iii) ratio of adjusted EBITDA to fixed charges, (iv) ratio of secured indebtedness to total asset value, and (v) ratio of unencumbered NOI to unsecured interest expense, and in the case of (i) and (ii) provides for increases in the maximum ratio for the quarter in which a material acquisition occurs and during the four subsequent fiscal quarters. The Credit Agreement also includes customary events of default for agreements of this type (with customary grace periods, as applicable).

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached as Exhibit 4.1 hereto and incorporated by reference herein.

2017 Term Loan Facility

RCLP, as borrower, Regency, as guarantor, Wells Fargo Bank, National Association, as Administrative Agent, and certain other lenders are party to a Term Loan Agreement dated March 2, 2017 (the “2017 Term Loan Agreement”). On March 23, 2018, RCLP, as borrower, Regency, as guarantor, Wells Fargo Bank, National Association, as Administrative Agent, and certain other lenders amended the 2017 Term Loan Agreement pursuant to a First Amendment to Term Loan Agreement dated as of March 23, 2018 (the “First Amendment”). The First Amendment amends the applicable interest rate margin and certain covenants and other provisions applicable to RCLP’s term loan facility under the 2017 Term Loan Agreement, to conform to changes made to such provisions in the Credit Agreement.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment, a copy of which is attached as Exhibit 4.2 hereto and incorporated by reference herein.

2011 Term Loan Facility

Finally, RCLP, as borrower, Regency, as guarantor, Wells Fargo Bank, National Association, as Administrative Agent, and certain other lenders are party to a Term Loan Agreement dated November 17, 2011 (the “2011 Term Loan Agreement”). On March 23, 2018, RCLP, as borrower, Regency, as guarantor, Wells Fargo Bank, National Association, as Administrative Agent, and certain other lenders amended the 2011 Term Loan Agreement pursuant to a Seventh Amendment to Term Loan Agreement dated as of March 23, 2018 (the “Seventh Amendment”). The Seventh Amendment amends the applicable interest rate margin and certain covenants and other provisions applicable to RCLP’s term loan facility under the 2011 Term Loan Agreement, to conform to changes made to such provisions in the Credit Agreement.

The foregoing description of the Seventh Amendment does not purport to be complete and is qualified in its entirety by reference to the Seventh Amendment, a copy of which is attached as Exhibit 4.3 hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

4.1	Fourth Amended and Restated Credit Agreement, dated as of March 23, 2018, by and among Regency Centers, L.P., as borrower, Regency Centers Corporation, as guarantor, Wells Fargo Bank, National Association, as Administrative Agent, and certain lenders party thereto.

4.2	First Amendment to the 2017 Term Loan Agreement, dated as of March 23, 2018, by and among Regency Centers, L.P., as borrower, Regency Centers Corporation, as guarantor, Wells Fargo Bank, National Association, as Administrative Agent, and certain lenders party thereto.

4.3	Seventh Amendment to 2011 Term Loan Agreement, dated as of March 23, 2018, by and among Regency Centers L.P., as borrower, Regency Centers Corporation, as guarantor, Wells Fargo Bank, National Association, as Administrative Agent, and certain lenders party thereto.

99.1	Press Release issued March 26, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

/s/ J. Christian Leavitt
Name:	J. Christian Leavitt
Title:	Senior Vice President and Treasurer

REGENCY CENTERS, L.P. By: Regency Centers Corporation, its general partner

/s/ J. Christian Leavitt
Name:	J. Christian Leavitt
Title:	Senior Vice President and Treasurer

Dated: March 26, 2018